Exhibit 99.1

Media Contacts:

For Kodak: Nick Rangel, +1 585-615-0549, nicholas.rangel@kodak.com

For Montagu: Rob White, Greenbrook Communications, +44 207 952 2000,

rwhite@greenbrookpr.com

Kodak Reaches Agreement with Montagu for Sale of its

Flexographic Packaging Division

ROCHESTER, N.Y., November 12, 2018 — Eastman Kodak Company has entered into a definitive agreement to sell its Flexographic Packaging Division to Montagu Private Equity LLP, a leading private equity firm. After closing, the business will operate as a new standalone company which will develop, manufacture and sell flexographic products, including the flagship KODAK FLEXCEL NX System, to the packaging print segment.

Under its new ownership, the business will have the same organizational structure, management team and growth culture that has served Kodak’s Flexographic Packaging Division well in recent years. Chris Payne, who has served as President of the Flexographic Packaging Division for the last three years, will lead the new company as CEO.

Kodak’s Flexographic Packaging Division is an excellent example of Kodak incubating and bringing disruptive innovation to the marketplace. Over the past five years, the Flexographic Packaging business has grown and thrived within Kodak, and has become a significant player in the packaging print industry. The business will be well-positioned to continue delivering solutions to maintain profitable growth for printers in the packaging sector and remain at the leading edge of flexographic print production.

Kodak expects to receive total value of up to $390 million, comprised of the following components: (1) base purchase price of $340 million, subject to purchase price adjustments; (2) potential earn-out payments of up to $35 million over the period through 2020 based on achievement by the business of agreed-upon performance metrics; and (3) $15 million payable by Montagu to Kodak at the closing as a prepayment for various services and products to be provided by Kodak to the business post-closing pursuant to commercial agreements, subject to completion of certain pledge and collateral arrangements.

2  |    Kodak reaches agreement with Montagu for sale of its Flexographic Packaging Division

The net proceeds from the transaction will be used by Kodak to reduce outstanding term debt. The Company expects that the remaining outstanding term debt will be refinanced and/or repaid using cash proceeds from additional asset monetizations.

“This transaction is an important turning point in our transformation and is a significant, positive development for Kodak,” said Jeff Clarke, CEO, Kodak. “The sale of the Flexographic Packaging Division unlocks value for shareholders and strengthens our financial position by providing a meaningful infusion of cash which allows us to reduce debt, improving the capital structure of the Company and enabling greater flexibility to invest in our growth engines.”

Kodak remains committed to the print industry and delivering products and services which meet the evolving needs of printers. Following this transaction, Kodak will continue to focus on the demonstrated growth areas of SONORA environmental plates, enterprise inkjet, workflow software and brand licensing. The Company is well-positioned for the future by leveraging these growth engines and continuing to maximize value in commercial printing, film and advanced materials.

The transaction is expected to close in the first half of 2019, subject to the receipt of required regulatory approvals and satisfaction of closing conditions.

UBS Investment Bank acted as exclusive financial advisor and Akin Gump Strauss Hauer & Feld LLP acted as legal advisor to Kodak for the transaction. Ernst & Young acted as financial advisor, Bain & Co. acted as commercial advisor and Linklaters LLP acted as legal advisor to Montagu for the transaction.

Kodak’s agreement with Montagu, which is available at http://investor.kodak.com/investor-relations, will be filed with the SEC upon the re-opening of the EDGAR system on November 13, 2018.

###

About Kodak

Kodak is a technology company focused on imaging. We provide – directly and through partnerships with other innovative companies – hardware, software, consumables and services to customers in graphic arts, commercial print, publishing, packaging, electronic displays, entertainment and commercial films, and consumer products markets. With our world-class R&D capabilities, innovative solutions portfolio and highly trusted brand, Kodak is helping customers around the globe to sustainably grow their own businesses and enjoy their lives. For additional information on Kodak, visit us at kodak.com, follow us on Twitter @Kodak, or like us on Facebook at Kodak.

Cautionary Statement Regarding Forward-Looking Statements

Certain information contained in this press release that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “believe” and “plan” or similar expressions. The forward-looking statements contained in this press release include, without limitation, statements related to: the planned sale of Kodak’s Flexographic Packaging Division (the “Business”) and the timing thereof; the ability to obtain regulatory approvals and meet other closing conditions for the planned sale; the potential payment of additional earn-out consideration; and the entry into certain commercial agreements in connection with the planned sale and a prepayment of certain amounts payable thereunder. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: risks associated with sale transactions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third party consents and approvals; issues, delays or complications in completing required carve-out activities to enable the Business to operate on a stand-alone basis after the closing, including incurring unanticipated costs to complete such activities; potential volatility in the capital markets and its potential impact on the ability of the buyer and its fund sponsor to pay the purchase price in the sale; failure to retain key management and employees of the Business; the ability of the Business to generate EBITDA sufficient to achieve the performance targets needed to entitle Kodak to the additional earn-out consideration; the ability of Kodak to fulfill the pledge and collateral requirements on which the commercial contract prepayment is conditioned; difficulties or delays in the successful transition of the Business’ information technology systems from those of Kodak to those of buyer as well as risks associated with other integration or transition of the operations, systems and personnel of the Business, each, as applicable, within the term of the post-closing transition services agreement between the buyer and Kodak; unfavorable reaction to the sale by customers, competitors, suppliers and employees; conditions affecting the industry generally; local and global political and economic conditions; conditions in the securities market that are less favorable than expected, and other

4  |    Kodak reaches agreement with Montagu for sale of its Flexographic Packaging Division risks described in Kodak’s filings with the Securities and Exchange Commission, including Kodak’s Annual Report on Form 10-K for the year ended December 31, 2017 and Kodak’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018.

Actual results could differ materially from those projected in the forward-looking statements. Kodak undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.